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                                                                    EXHIBIT 23.5



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



              We hereby consent to the use of our report dated January 26, 1996 relating to the consolidated financial statements of Central Bankshares, Inc. included in the Registration Statement on Form S-4 and to the reference of our Firm under the caption "Experts" in the Prospectus/Proxy Statement.

                                                    /s/ Mauldin & Jenkins

                                                    MAULDIN & JENKINS

May 22, 1996

Albany, Georgia